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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   __________

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event report):  March 8, 2001



                            Union Pacific Corporation
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             (Exact Name of Registrant as Specified in its Charter)

      Utah                           1-6075                      13-2626465
-----------------                  -----------               ------------------
 (State or Other                   (Commission                (I.R.S. Employer
 Jurisdiction of                   File Number)              Identification No.)
 Incorporation)

       1416 Dodge Street, Omaha, Nebraska                       68179
    ----------------------------------------                 ------------
    (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:(402) 271-5777

                                      N/A
       ------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.
         ------------

     Submitted to shareholders for approval at Union Pacific Corporation's annual meeting to be held on April 20, 2001 is the Union Pacific Corporation 2001 Stock Incentive Plan. Attached as an Exhibit is a copy of the Union Pacific Corporation 2001 Stock Incentive Plan. This plan is described under Proposal 2 included in Union Pacific Corporation's proxy statement related to its 2001 annual meeting of shareholders.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------

          99  Copy of the Union Pacific Corporation 2001 Stock Incentive Plan.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 8, 2001


                                UNION PACIFIC CORPORATION



                                By:  /s/ Carl W. von Bernuth
                                     -----------------------------
                                     Carl W. von Bernuth
                                     Senior Vice President, General
                                     Counsel and Secretary
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                                 EXHIBIT INDEX


Exhibit Description
-------------------

99  Copy of the Union Pacific Corporation 2001 Stock Incentive Plan.